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                                                                    Exhibit 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated September 17, 2001 included in Fox Family Worldwide, Inc. and subsidiaries' Form 10-K for the year ended June 30, 2001 and to all references to our Firm included in this registration statement.


/s/ Arthur Andersen LLP

Los Angeles, California
April 4, 2002